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                                                                   EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


         We hereby consent to the use of our name in Form S-8 registration statement of Power Technology, Inc.


Oklahoma City, Oklahoma                     STEPHEN A. ZRENDA, JR., P.C.
July 26, 2002

                                            By: /s/ Stephen A. Zrenda, Jr.
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                                                Stephen A. Zrenda, Jr.